Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q2 Fiscal 2024
Company raises annual targets for Digital Media net new ARR, Digital Experience subscription revenue and EPS
SAN JOSE, Calif. – June 13, 2024 – Adobe (Nasdaq:ADBE) today reported financial results for its second quarter fiscal year 2024 ended May 31, 2024.
“Adobe achieved record revenue of $5.31 billion driven by strong growth across Creative Cloud, Document Cloud and Experience Cloud,” said Shantanu Narayen, chair and CEO, Adobe. “Our highly differentiated approach to AI and innovative product delivery are attracting an expanding universe of customers and providing more value to existing users.”
“Adobe delivered outstanding Q2 results, positioning us to raise our annual targets,” said Dan Durn, executive vice president and CFO, Adobe. “Our market-leading products, strong execution and world-class financial discipline position us well for the second half of 2024 and beyond.”
Second Quarter Fiscal Year 2024 Financial Highlights
•Adobe achieved revenue of $5.31 billion in its second quarter of fiscal year 2024, which represents 10 percent year-over-year growth or 11 percent in constant currency. Diluted earnings per share was $3.49 on a GAAP basis and $4.48 on a non-GAAP basis.
•GAAP operating income in the second quarter was $1.89 billion and non-GAAP operating income was $2.44 billion. GAAP net income was $1.57 billion and non-GAAP net income was $2.02 billion.
•Cash flows from operations were $1.94 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $17.86 billion.
•Adobe repurchased approximately 4.6 million shares during the quarter.
Second Quarter Fiscal Year 2024 Business Segment Highlights
•Digital Media segment revenue was $3.91 billion, which represents 11 percent year-over-year growth or 12 percent in constant currency. Creative revenue grew to $3.13 billion, representing 10 percent year-over-year growth or 11 percent in constant currency. Document Cloud revenue was $782 million, representing 19 percent year-over-year growth as reported and in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $487 million, exiting the quarter with Digital Media ARR of $16.25 billion. Creative ARR grew to $13.11 billion and Document Cloud ARR grew to $3.15 billion.
•Digital Experience segment revenue was $1.33 billion, representing 9 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.20 billion, representing 13 percent year-over-year growth as reported and in constant currency.

Financial Targets
Adobe is providing third quarter targets and updated fiscal year 2024 targets. These targets factor in current expectations for the macroeconomic environment and FX outlook.
The following table summarizes Adobe’s third quarter fiscal year 2024 targets:

Total revenue	$5.33 billion to $5.38 billion
Digital Media net new ARR	~$460 million
Digital Media segment revenue	$3.95 billion to $3.98 billion
Digital Experience segment revenue	$1.325 billion to $1.345 billion
Digital Experience subscription revenue	$1.20 billion to $1.22 billion
Tax rate	GAAP: ~18.0%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $3.45 to $3.50	Non-GAAP: $4.50 to $4.55
The following table summarizes Adobe’s updated fiscal year 2024 targets:

Total revenue	$21.40 billion to $21.50 billion
Digital Media net new ARR	~$1.95 billion
Digital Media segment revenue	$15.80 billion to $15.85 billion
Digital Experience segment revenue	$5.325 billion to $5.375 billion
Digital Experience subscription revenue	$4.775 billion to $4.825 billion
Tax rate	GAAP: ~20.5%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $11.80 to $12.00	Non-GAAP: $18.00 to $18.20
1Targets assume diluted share count of ~447 million for third quarter and ~449 million for fiscal year 2024.

Adobe to Host Conference Call
Adobe will webcast its second quarter fiscal year 2024 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.

Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence and innovation momentum; our market opportunity and future growth; market trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success; revenue; operating margin; and annualized recurring revenue; tax rate on a GAAP and non-GAAP basis; earnings per share on a GAAP and non-GAAP basis; and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended May 31, 2024, which Adobe expects to file in June 2024. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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©2024 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	May 31, 2024	June 2, 2023	May 31, 2024	June 2, 2023
Revenue:
Subscription	$5,060	$4,517	$9,976	$8,890
Product	104	130	223	250
Services and other	145	169	292	331
Total revenue	5,309	4,816	10,491	9,471

Cost of revenue:
Subscription	456	436	911	870
Product	8	8	13	16
Services and other	134	128	264	254
Total cost of revenue	598	572	1,188	1,140

Gross profit	4,711	4,244	9,303	8,331

Operating expenses:
Research and development	984	876	1,923	1,703
Sales and marketing	1,445	1,345	2,797	2,646
General and administrative	355	357	707	688
Acquisition termination fee	—	—	1,000	—
Amortization of intangibles	42	42	84	84
Total operating expenses	2,826	2,620	6,511	5,121

Operating income	1,885	1,624	2,792	3,210

Non-operating income (expense):
Interest expense	(41)	(26)	(68)	(58)
Investment gains (losses), net	4	5	22	6
Other income (expense), net	82	47	152	90
Total non-operating income (expense), net	45	26	106	38
Income before income taxes	1,930	1,650	2,898	3,248
Provision for income taxes	357	355	705	706
Net income	$1,573	$1,295	$2,193	$2,542
Basic net income per share	$3.50	$2.83	$4.86	$5.55
Shares used to compute basic net income per share	449	458	451	458
Diluted net income per share	$3.49	$2.82	$4.83	$5.54
Shares used to compute diluted net income per share	451	459	454	459

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	May 31, 2024	December 1, 2023
ASSETS

Current assets:
Cash and cash equivalents	$7,660	$7,141
Short-term investments	405	701
Trade receivables, net of allowances for doubtful accounts of $19 and $16, respectively	1,612	2,224
Prepaid expenses and other current assets	1,346	1,018
Total current assets	11,023	11,084

Property and equipment, net	1,969	2,030
Operating lease right-of-use assets, net	381	358
Goodwill	12,803	12,805
Other intangibles, net	933	1,088
Deferred income taxes	1,436	1,191
Other assets	1,462	1,223
Total assets	$30,007	$29,779

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$357	$314
Accrued expenses	1,899	1,942
Debt	1,498	—
Deferred revenue	5,558	5,837
Income taxes payable	95	85
Operating lease liabilities	67	73
Total current liabilities	9,474	8,251

Long-term liabilities:
Debt	4,127	3,634
Deferred revenue	128	113
Income taxes payable	591	514
Operating lease liabilities	398	373
Other liabilities	446	376
Total liabilities	15,164	13,261

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	12,504	11,586
Retained earnings	35,227	33,346
Accumulated other comprehensive income (loss)	(276)	(285)
Treasury stock, at cost	(32,612)	(28,129)
Total stockholders’ equity	14,843	16,518
Total liabilities and stockholders’ equity	$30,007	$29,779

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	May 31, 2024	June 2, 2023
Cash flows from operating activities:
Net income	$1,573	$1,295
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	214	220
Stock-based compensation	467	433
Unrealized investment (gains) losses, net	(1)	(5)
Other non-cash adjustments	(98)	(102)
Changes in deferred revenue	(424)	(96)
Changes in other operating assets and liabilities	209	394
Net cash provided by operating activities	1,940	2,139

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	163	446
Purchases of property and equipment	(41)	(121)
Purchases and sales of long-term investments, intangibles and other assets, net	(11)	(3)
Net cash provided by investing activities	111	322

Cash flows from financing activities:
Repurchases of common stock	(2,500)	(1,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(135)	(102)
Proceeds from issuance of debt	1,997	—
Other financing activities, net	(4)	22
Net cash used for financing activities	(642)	(1,080)
Effect of exchange rate changes on cash and cash equivalents	(3)	3
Net change in cash and cash equivalents	1,406	1,384
Cash and cash equivalents at beginning of period	6,254	4,072
Cash and cash equivalents at end of period	$7,660	$5,456

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	May 31, 2024	June 2, 2023	March 1, 2024
Operating income:

GAAP operating income	$1,885	$1,624	$907
Stock-based and deferred compensation expense	472	439	469
Amortization of intangibles	84	95	83
Acquisition-related expenses (*)	—	22	1,007
Loss contingency (**)	—	—	1
Non-GAAP operating income	$2,441	$2,180	$2,467

Net income:

GAAP net income	$1,573	$1,295	$620
Stock-based and deferred compensation expense	472	439	469
Amortization of intangibles	84	95	83
Acquisition-related expenses (*)	—	22	1,007
Loss contingency (**)	—	—	1
Investment (gains) losses, net	(4)	(5)	(18)
Income tax adjustments	(102)	(52)	(116)
Non-GAAP net income	$2,023	$1,794	$2,046

Diluted net income per share:

GAAP diluted net income per share	$3.49	$2.82	$1.36
Stock-based and deferred compensation expense	1.04	0.96	1.03
Amortization of intangibles	0.19	0.21	0.18
Acquisition-related expenses (*)	—	0.05	2.21
Investment (gains) losses, net	(0.01)	(0.01)	(0.04)
Income tax adjustments	(0.23)	(0.12)	(0.26)
Non-GAAP diluted net income per share	$4.48	$3.91	$4.48

Shares used to compute diluted net income per share	451	459	456
(*) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(**) Associated with an IP litigation matter

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's third quarter fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Third Quarter Fiscal 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.45	$3.50
Stock-based and deferred compensation expense	1.12	1.12
Amortization of intangibles	0.19	0.19
Income tax adjustments	(0.26)	(0.26)
Non-GAAP diluted net income per share	$4.50	$4.55

Shares used to compute diluted net income per share	447	447

Third Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	18.0%
Stock-based and deferred compensation expense	(1.3)
Amortization of intangibles	(0.2)
Income tax adjustments	2.0
Non-GAAP effective income tax rate (***)	18.5%
(***) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
The following tables show Adobe's updated annual fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Fiscal Year 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$11.80	$12.00
Stock-based and deferred compensation expense	4.25	4.25
Amortization of intangibles	0.74	0.74
Acquisition-related expenses (*)	2.24	2.24
Loss contingency (**)	0.01	0.01
Income tax adjustments	(1.04)	(1.04)
Non-GAAP diluted net income per share	$18.00	$18.20

Shares used to compute diluted net income per share	449	449

Fiscal Year 2024
Effective income tax rate:

GAAP effective income tax rate	20.5%
Stock-based and deferred compensation expense	(1.3)
Amortization of intangibles	(0.2)
Acquisition-related expenses (*)	(2.5)
Income tax adjustments	2.0
Non-GAAP effective income tax rate (***)	18.5%
(*) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(**) Associated with an IP litigation matter
(***) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.